Exhibit 99.1

NASDAQ: INM Suite 310-815 W. Hastings St. Vancouver, BC, Canada V6C 1B4 Tel: +1.604.669.7207 Email: info@inmedpharma.com www.inmedpharma.com

InMed to Present at the Emerging Growth Conference

Vancouver, BC – June 10, 2024 – InMed Pharmaceuticals Inc. (“InMed” or the “Company”) (Nasdaq: INM), a clinical stage pharmaceutical company focused on developing a pipeline of proprietary small molecule drug candidates, today announced the Company will be presenting at the upcoming Emerging Growth Conference scheduled for June 12-13, 2024.

InMed’s CEO, Mr. Eric A. Adams, will present a corporate overview followed by a questions and answers session. Presentation details are as follows:

InMed’s presentation at Emerging Growth Conference 72:

Date: June 13, 2024
Time: 1:45pm EDT
Registration: https://goto.webcasts.com/starthere.jsp?ei=1658205&tp_key=76d4029138&sti=eg

If attendees are not able to join the event live on the day of the conference, an archived webcast will also be made available on EmergingGrowth.com, Emerging Growth YouTube Channel or InMed’s investor relations events page.

About InMed:

InMed Pharmaceuticals is a clinical stage pharmaceutical company focused on developing a pipeline of proprietary small molecule drug candidates targeting the CB1/CB2 receptors. InMed’s pipeline consists of three separate programs in the treatment of Alzheimer’s, ocular and dermatological indications. Together with its subsidiary BayMedica, we are a global leader in the manufacturing, development and commercialization of rare cannabinoids and proprietary cannabinoid analogs. For more information, visit www.inmedpharma.com.

About the Emerging Growth Conference

The Emerging Growth conference is an effective way for public companies to present and communicate their new products, services and other major announcements to the investment community from the convenience of their office, in a time efficient manner.

The Conference focus and coverage includes companies in a wide range of growth sectors, with strong management teams, innovative products & services, focused strategy, execution, and the overall potential for long term growth. Its audience includes potentially tens of thousands of Individual and Institutional investors, as well as Investment advisors and analysts.

Investor Contact:

Colin Clancy

Vice President, Investor Relations

and Corporate Communications

T: +1.604.416.0999

E: ir@inmedpharma.com

Cautionary Note Regarding Forward-Looking Information:

This news release contains "forward-looking information" and "forward-looking statements" (collectively, "forward-looking information") within the meaning of applicable securities laws. Forward-looking statements are frequently, but not always, identified by words such as “expects”, “anticipates”, “believes”, “intends”, “potential”, “possible”, “would” and similar expressions. Such statements, based as they are on current expectations of management, inherently involve numerous risks, uncertainties and assumptions, known and unknown, many of which are beyond our control. Forward-looking information is based on management's current expectations and beliefs and is subject to a number of risks and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements.

Additionally, there are known and unknown risk factors which could cause InMed’s actual results, performance, or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking information contained herein. A complete discussion of the risks and uncertainties facing InMed’s stand-alone business is disclosed in InMed’s Annual Report on Form 10-K and other filings with the Securities and Exchange Commission on www.sec.gov.

All forward-looking information herein is qualified in its entirety by this cautionary statement, and InMed disclaims any obligation to revise or update any such forward-looking information or to publicly announce the result of any revisions to any of the forward-looking information contained herein to reflect future results, events or developments, except as required by law.